UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 24, 2005 (October 21, 2005)

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At the 2005 Annual Meeting of Stockholders of Matrix Service Company (the “Company”), which occurred on October 21, 2005, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 1995 Nonemployee Directors’ Stock Option Plan (the “1995 Plan”). The Plan Amendment extends the termination date of the 1995 Plan from October 25, 2005 to October 21, 2009.

A description of the Plan Amendment and the 1995 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A dated September 16, 2005 (the “2005 Proxy Statement”), which description is incorporated herein by reference. The Plan Amendment and the 1995 Plan were filed as exhibits to the 2005 Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	1995 Plan (incorporated by reference to Exhibit A to the 2005 Proxy Statement).

10.2	Plan Amendment (incorporated by reference to Exhibit B to the 2005 Proxy Statement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: October 24, 2005	By:	/s/ George L. Austin
George L. Austin
Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	1995 Plan (incorporated by reference to Exhibit A to the 2005 Proxy Statement).

10.2	Plan Amendment (incorporated by reference to Exhibit B to the 2005 Proxy Statement).